UNITED STATES


                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

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         Date of Report (Date of earliest event reported): March 5, 2003


                         CCBT FINANCIAL COMPANIES, INC.
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               (Exact name of registrant as specified in charter)




      Massachusetts                  000-25381                  04-3437708
      -------------                  ---------                  ----------
(State or other jurisdiction    (Commission file number)      (IRS employer
    of incorporation)                                      identification no.)


             495 Station Avenue, South Yarmouth, Massachusetts 02664
               (Address of principal executive offices) (Zip code)
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                                 (508) 394-1300
                                 --------------
              (Registrant's telephone number, including area code)



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Item 5. Other Events and Regulation FD Disclosure.

     On March 5, 2003, CCBT Financial Companies, Inc. (the "Company"), the bank holding company for Cape Cod Bank and Trust Company, N.A. (the "Bank"), issued a press release announcing the effect on the Company and the Bank of changes in Massachusetts tax law. The press release attached as Exhibit 99.1 is incorporated by reference herein.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

       (c) Exhibits

           Exhibit 99.1 Press Release dated March 5, 2003.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             CCBT FINANCIAL COMPANIES, INC.



Date: March 5, 2003                          /s/ Phillip W. Wong
                                                 -------------------------------
                                                 Phillip W. Wong
                                                 Executive Vice President and
                                                 Chief Financial Officer



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                                  Exhibit Index

99.1 Press release, dated March 5, 2003